UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2005

Weida Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-10366	22-2582847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 East Las Olas Boulevard, Suite 1350

Fort Lauderdale, FL 33301

(Address of Principal Executive Offices)

(954) 527-7750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On June 24, 2005 the Company issued a press release entitled “Weida Communications Announces Briefing Update to Discuss Business Operations in China” to announce a planned conference call update on operations in China.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 30, 2005, the Company held the conference call as previously scheduled, to provide an update on operations in China.  The transcript of that conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The Company’s slideshow presentation for that conference call is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits.

99.1         Press Release of the Company, dated June 24, 2005.

99.2         Transcript of the Conference Call held by the Company on June 30, 2005.

99.3         Slideshow Presentation for the Conference Call held by the Company on June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDA COMMUNICATIONS, INC.
(Registrant)

	By:	/s/ Chris Lennon
Chris Lennon
Chief Operating Officer

Dated: July 6, 2005

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release of the Company, dated June 24, 2005.

99.2	Transcript of the Conference Call held by the Company on June 30, 2005.

99.3	Slideshow Presentation for the Conference Call held by the Company on June 30, 2005.